The Bank of New York Company, Inc.                   NEWS
-----------------------------------------------------------------------------
                                        One Wall Street, New York, NY 10286

                                        Contact:
                                        PUBLIC AND INVESTOR RELATIONS DEPT.




For Release:

IMMEDIATELY                                    Frank H. Scarangella, SVP
-----------                                       (212) 635-1590
                                               Nicholas C. Silitch, SVP
                                                  (212) 635-1591
                                               Gregory A. Burton, AVP
                                                  (212) 635-1578



               THE BANK OF NEW YORK COMPANY, INC. REPORTS
               ------------------------------------------
                   Record 1998 E.P.S. of $1.53, Up 13%
                   -----------------------------------

                    Fourth Quarter E.P.S. of 40 Cents
       Securities Servicing Fee Revenues Exceed $1 billion, up 27%
               Noninterest Income Reaches 58% of Revenues
             1998 Return on Average Common Equity of 24.25%
                               All Records


NEW  YORK, N.Y., January 19, 1999 -- The Bank of New York Company,  Inc.

(NYSE:  BK) reports record fourth quarter diluted earnings per share  of

40  cents, up 8% from the 37 cents earned in the fourth quarter of 1997.

Net  income for the fourth quarter was a record $313 million, up 5% from the  $298  million earned in the same period in 1997.  Results  in  1997 included a $177 million pre-tax gain on the sale of the Company's credit card operations as well as a $100 million provision for credit losses.

      Diluted  earnings per share were a record $1.53 for  the  year  of

1998,  up 13% from the $1.36 earned a year ago. Net income for the  year was  a  record  $1,192 million, an increase of 8% over the prior  year's

$1,104  million.  For the year, return on average common  equity  was  a record 24.25% compared with 22.13% in 1997.

      Securities servicing fee revenues grew by 27% reaching $1  billion for  the  year  which,  when  combined with  15%  growth  in  trust  and investment fees, pushed noninterest income to 58% of revenues,  up  from

54%  a  year  ago.  Principal  drivers  for  securities  servicing  were continued strong growth in securities transaction volumes, augmented  by record new business wins and the introduction of new products. Trust and investment's  continued  growth was the  result  of  new  business  flow spurred  by  strong investment performance. Favorable  foreign  exchange results  reflect  our expanding global securities servicing  businesses.

Additional highlights were continued strength in asset quality  and  the maintenance  of  one of the best efficiency ratios in  the  industry  at

50.5%.

     In  securities servicing, revenue growth was led by ADRs,  domestic and  global  custody,  securities  lending,  corporate  trust,  UIT  and execution  services. The Company's ADR business benefitted  from  record depositary  receipt trading volume on US exchanges  which  grew  27%  in

1998.  In  addition, the Company was named as agent on 200 new  programs from  54  countries,  or  80%  of all new sponsored  depositary  receipt programs in 1998. Domestic and global custody continued to gain momentum from  significant  new business wins in the mutual funds  and  insurance industries.

      Net  interest income on a taxable equivalent basis  for  1998  was

$1,709  million  compared with $1,890 million  in  1997  reflecting  the impact of the sale of the Company's credit card business in 1997.

     Revenues from the Company's securities servicing businesses reached

$1  billion  in 1998, up from $790 million for the year of 1997.  Strong internal  growth of 16% was spread over all of the Company's  securities servicing businesses with acquisitions contributing the remainder.

      For  the year, overall cash processing fees grew by 7% from a year ago, reaching $256 million. Market share gains in both the international and  domestic funds transfer business led to a 13% increase in revenues.

Trade  finance  revenues were flat as improving margins were  offset  by reduced  levels  of  global trade activity and a decline  in  letter  of credit  volume.  Fees from cash management services  grew  7%  over  the previous year.

      Trust  and  investment fees were $208 million  for  the  year,  an increase of 15% over last year as a result of focused and aggressive new business  efforts.  Keeping pace with the substantial  increase  in  the

Company's  processing  businesses, foreign exchange  and  other  trading revenues  grew to $170 million for 1998 compared with $125 million  last year reflecting the customer driven nature of this business.

      Return  on average assets was 1.86% for both the fourth and  third quarters  of  1998 and 1.95% in the fourth quarter of  1997.  Return  on average  assets  was  1.89% for the year compared with  1.86%  in  1997.

Tangible diluted earnings per share (earnings before the amortization of goodwill  and  intangibles) were $1.62 per share in 1998,  up  12%  from

$1.45  per share in 1997. On the same basis, tangible return on  average common  equity  was  37.13% in 1998 compared with 31.78%  in  1997;  and tangible return on average assets was 2.06% in 1998 compared with  2.04%

in 1997.

      Average  diluted  shares  outstanding were  782  million  for  the quarter, up from 779 million in the third quarter of 1998 reflecting the exercise  of  the Company's warrants, and down from 795 million  in  the fourth  quarter  of  1997  as a result of the  Company's  stock  buyback programs. In December 1998, the Company completed its 30 million 1998 share buyback program. The Company announced in December its plan to buy back up to 18 million of its common shares through the end of 1999.

      The  Company's  estimated Tier 1 capital and Total capital  ratios remained  strong at 7.88% and 11.90% at December 31, 1998 compared  with

7.52% and 11.64% at September 30, 1998, and 7.92% and 11.97% at December

31,  1997. Tangible common equity as a percent of total assets was 6.28%

at December 31, 1998 compared with 5.59% at September 30, 1998 and 6.47%

one year ago. The leverage ratio was 7.46% at December 31, 1998 compared with 7.24% at September 30, 1998 and 7.59% one year ago.



NET INTEREST INCOME
-------------------
                            4th       3rd       4th       Year-to-date
                          Quarter   Quarter   Quarter     ------------
(In millions)               1998      1998      1997      1998    1997
                          --------------------------------------------

Net Interest Income         $451      $430      $409    $1,709  $1,890
Net Interest Rate
 Spread                     2.22%     2.14%     2.19%     2.22%   2.88%
Net Yield on Interest-
 Earning Assets             3.20      3.15      3.26      3.24    3.89

      Net interest income on a taxable equivalent basis was $451 million in  the  fourth quarter of 1998 compared with $430 million in the  third quarter of 1998 and $409 million in the fourth quarter of 1997. The  net interest  rate spread was 2.22% in the fourth quarter of 1998,  up  from

2.14% in the third quarter of 1998 and 2.19% one year ago. The net yield on  interest-earning assets was 3.20% compared with 3.15% in  the  third quarter of 1998 and 3.26% in last year's fourth quarter.

     For  the  year of 1998, net interest income on a taxable equivalent basis, amounted to $1,709 million compared with $1,890 million in  1997.

The  net  interest rate spread was 2.22% in 1998 compared with 2.88%  in

1997,  while the net yield on interest-earning assets was 3.24% in  1998 and 3.89% in 1997.

     The  decrease in net interest income, net interest rate spread, and yield  from 1997 reflect the impact of the sale of the Company's  credit card operations.



NONINTEREST INCOME
------------------
                                   4th Quarter      Year-to-date
                                   ------------     ------------
(In millions)                      1998    1997     1998    1997
                                   -----------------------------
Processing Fees
  Securities                       $274    $213   $1,000  $  790
  Cash                               63      61      256     239
                                   ----    ----   ------  ------
                                    337     274    1,256   1,029
Trust and Investment Fees            54      47      208     181
Service Charges and Fees             79      74      326     354
Foreign Exchange and
 Other Trading Activities            51      39      170     125
Securities Gains                     50      45      175     136
Sale of Credit Card Portfolio         -     177        -     177
Other                                26      33      148     135
                                   ----    ----   ------  ------
Total Noninterest Income           $597    $689   $2,283  $2,137
                                   ====    ====   ======  ======


      Securities  servicing fees increased 29% to $274 million  compared with  $213 million in the fourth quarter of 1997. Strong internal growth across  all  areas  reached  16%,  with  remaining  growth  coming  from acquisitions.  Fourth quarter service charges and fees  of  $79  million were  up  from $74 million in the fourth quarter of 1997 reflecting  the

U.K.  asset based lending acquisitions, but were off slightly  from  $81 million  in the third quarter due to a decline in syndication  activity.

Increased customer flows resulting from increased volatility in the markets led to revenues from foreign exchange and other trading activities  of  $51  million  in the fourth quarter  compared  with  $30 million  in  the  third quarter of 1998 and $39 million  in  the  fourth quarter of 1997. The Company reported $50 million of securities gains in the  fourth quarter as compared to $51 million in the third quarter  and

$45 million a year ago.



NONINTEREST EXPENSE AND INCOME TAXES
------------------------------------


      Total noninterest expense for the quarter was $507 million, up  5%

from  $491  million  in  the  same  period  last  year.  For  the  year,

noninterest expense was $1,928 million compared with $1,874  million  in

1997, a 3% increase. Noninterest expense for the fourth quarter included

$8  million, approximately 1 cent per share, related to making  computer systems  Year  2000 compliant. For the year of 1998, Year 2000  expenses were $33 million or approximately 3 cents per share.

      The efficiency ratio for the fourth quarter of 1998 was 50.8%. For the  year  of 1998, the efficiency ratio was 50.5% compared  with  50.2%

last  year. The upward move from a year ago in the efficiency  ratio  is primarily  attributable  to  the  sale  of  the  Company's  credit  card operations and Year 2000 systems expenses.

      The effective tax rate for the fourth quarter and year of 1998 was

34.7% and 35.2% compared with 36.3% and 36.4% last year.

NONPERFORMING ASSETS
--------------------
                                                               Change
                                                              12/31/98
(Dollars in millions)              12/31/98      9/30/98       9/30/98
                                   -----------------------------------
Loans:
     Commercial Real Estate          $ 26         $ 36         $(10)
     Other Commercial                  65           56            9
     Foreign                           53           40           13
     Community Banking                 35           45          (10)
                                     ----         ----         ----
  Total Loans                         179          177            2
Other Real Estate                      14           18           (4)
                                     ----         ----         ----
  Total                              $193         $195         $ (2)
                                     ====         ====         ====

Nonperforming Assets Ratio            0.5%         0.5%

Allowance/Nonperforming Loans       355.5        360.4
Allowance/Nonperforming Assets      328.9        327.8



      Nonperforming  assets totaled $193 million at December  31,  1998,

compared  with  $195 million at September 30, 1998,  a  decrease  of  $2 million.  This  was the thirtieth consecutive quarter  of  nonperforming asset decreases.

LOAN LOSS PROVISION AND NET CHARGE-OFF
--------------------------------------

                              4th       3rd       4th      Year-to-date
                            Quarter   Quarter   Quarter    ------------
(In millions)                 1998      1998     1997      1998    1997
                            -------   -------   -------    ----    ----

Provision                     $  5      $  5    $ 100     $ 20    $ 280
                              ====      ====    =====     ====    =====
Net (Charge-offs) Recoveries:

  Commercial Real Estate         -         5        1        7        3

  Other Commercial              (3)      (16)     (39)     (24)     (75)

  Consumer                      (1)       (1)      (2)      (5)      (5)

  Foreign                       (1)       (1)      (1)      (4)       3

  Other                         (2)        -       (3)      (3)      (5)

  Credit Card                    -         -        -        -     (275)
                              ----      ----    -----     ----    -----
     Total                    $ (7)     $(13)   $ (44)    $(29)   $(354)
                              ====      ====    =====     ====    =====


Other Real Estate Expense     $  -      $  -     $ 12    $   2    $  11
(Recoveries)

      The  allowance for loan losses was $636 million, or 1.66% of loans at  December 31, 1998 compared with $638 million, or 1.66% of  loans  at

September  30, 1998 and $641 million, or 1.82% of loans at December  31,

1997.  The ratio of the allowance to nonperforming assets was 328.9%  at

December 31, 1998 compared with 327.8% at September 30, 1998 and  307.2%

at December 31, 1997.


                       ***************************

(Financial highlights and detailed financial statements are attached. A new accounting pronouncement related to comprehensive income was adopted in 1998. This changed how certain components of shareholders' equity are presented. Prior periods have been restated for this change.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                   (Dollars in millions, except per share amounts)
                                    (Unaudited)

                                                1998       1997    Change
                                                ----       ----    ------
For the Three Months Ended December 31:
---------------------------------------
  Net Income                                 $   313    $   298       5.0%
    Per Common Share:
      Basic                                  $  0.41    $  0.40       3.6
      Diluted                                   0.40       0.37       8.1
      Cash Dividends Paid                       0.14       0.13       7.7

  Return on Average Common Shareholders'
      Equity                                   23.88%     23.73%
  Return on Average Assets                      1.86       1.95




                                                1998       1997    Change
For the Twelve Months Ended December 31:        ----       ----    ------
----------------------------------------

Net Income                                   $ 1,192    $ 1,104       7.9%
    Per Common Share:
      Basic                                  $  1.59    $  1.44      10.3
      Diluted                                   1.53       1.36      12.6
      Cash Dividends Paid                       0.54       0.49      10.2

  Return on Average Common Shareholders'
      Equity                                   24.25%     22.13%
  Return on Average Assets                      1.89       1.86


As of December 31:
------------------
  Assets                                     $63,579    $59,961       6.0%
  Loans                                       38,426     35,127       9.4
  Securities                                   6,458      6,628      -2.6
  Deposits - Domestic                         27,469     27,577      -0.4
           - Foreign                          17,203     13,780      24.8
  Long-Term Debt                               2,086      1,809      15.3
  Minority Interest - Preferred Securities     1,300      1,000      30.0
  Preferred Shareholders' Equity                   1          1       0.0
  Common Shareholders' Equity                  5,475      5,001       9.5

  Common Shareholders' Equity Per Share         7.10       6.69       6.1
  Market Value Per Share of Common Stock       40.25      28.91      39.2

  Allowance for Loan Losses as a Percent
    of Loans                                    1.66%      1.82%
  Tier 1 Capital Ratio                          7.88       7.92
  Total Capital Ratio                          11.90      11.97
  Leverage Ratio                                7.46       7.59
  Tangible Common Equity Ratio                  6.28       6.47

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                       (In millions, except per share amounts)
                                    (Unaudited)

                                          For the Three         For the Twelve
                                          Months Ended          Months Ended
                                          December 31,          December 31,

                                          1998     1997         1998     1997
                                          ----     ----         ----     ----
Interest Income
---------------
Loans                                    $ 697    $ 631       $2,770   $2,910
Securities
  Taxable                                   61       66          271      244
  Exempt from Federal Income Taxes          16        9           61       35
                                         -----    -----       ------   ------
                                            77       75          332      279
Deposits in Banks                           57       71          184      188
Federal Funds Sold and Securities
 Purchased Under Resale Agreements          64       57          203      162
Trading Assets                               5        5           21       21
                                         -----    -----       ------   ------
    Total Interest Income                  900      839        3,510    3,560
                                         -----    -----       ------   ------
Interest Expense
----------------
Deposits                                   340      331        1,374    1,290
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                                 42       33          145      121
Other Borrowed Funds                        50       43          204      168
Long-Term Debt                              36       32          136      126
                                         -----    -----       ------   ------
    Total Interest Expense                 468      439        1,859    1,705
                                         -----    -----       ------   ------

Net Interest Income                        432      400        1,651    1,855
-------------------
Provision for Loan Losses                    5      100           20      280
                                         -----    -----       ------   ------
Net Interest Income After
 Provision for Loan Losses                 427      300        1,631    1,575
                                         -----    -----       ------   ------
Noninterest Income
------------------
Processing Fees
 Securities                                274      213        1,000      790
 Cash                                       63       61          256      239
                                         -----    -----       ------   ------
                                           337      274        1,256    1,029
Trust and Investment Fees                   54       47          208      181
Service Charges and Fees                    79       74          326      354
Securities Gains                            50       45          175      136
Other                                       77      249          318      437
                                         -----    -----       ------   ------
    Total Noninterest Income               597      689        2,283    2,137
                                         -----    -----       ------   ------
Noninterest Expense
-------------------
Salaries and Employee Benefits             315      277        1,178    1,066
Net Occupancy                               40       40          166      166
Furniture and Equipment                     23       25           86       95
Other                                      129      149          498      547
                                         -----    -----       ------   ------
    Total Noninterest Expense              507      491        1,928    1,874
                                         -----    -----       ------   ------

Income Before Income Taxes                 517      498        1,986    1,838
Income Taxes                               179      181          699      669
Distribution on Trust Preferred
 Securities                                 25       19           95       65
                                         -----    -----       ------   ------
Net Income                               $ 313    $ 298       $1,192   $1,104
----------                               =====    =====       ======   ======
Net Income Available to
 Common Shareholders                     $ 313    $ 296       $1,192   $1,095
-----------------------                  =====    =====       ======   ======
Per Common Share Data:
----------------------
   Basic Earnings                        $0.41    $0.40        $1.59    $1.44
   Diluted Earnings                       0.40     0.37         1.53     1.36
   Cash Dividends Paid                    0.14     0.13         0.54     0.49
Diluted Shares Outstanding                 782      795          781      807

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                  (Dollars in millions, except per share amounts)
                                  (Unaudited)
                                                    December 31,  December 31,
                                                        1998          1997
                                                        ----          ----
Assets
------
Cash and Due from Banks                              $ 3,999       $ 5,769
Interest-Bearing Deposits in Banks                     4,504         2,126
Securities:
  Held-to-Maturity                                       964         1,127
  Available-for-Sale                                   5,494         5,501
                                                     -------       -------
    Total Securities                                   6,458         6,628
Trading Assets at Fair Value                           1,622         2,616
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                               3,281         2,820
Loans (less allowance for loan losses
 of $636 in 1998 and $641 in 1997)                    37,790        34,486
Premises and Equipment                                   856           835
Due from Customers on Acceptances                        946         1,187
Accrued Interest Receivable                              354           356
Other Assets                                           3,769         3,138
                                                     -------       -------
     Total Assets                                    $63,579       $59,961
                                                     =======       =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $11,481       $12,561
 Interest-Bearing
   Domestic Offices                                   16,091        15,607
   Foreign Offices                                    17,100        13,189
                                                     -------       -------
     Total Deposits                                   44,672        41,357
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      1,571         2,329
Other Borrowed Funds                                   4,534         4,673
Acceptances Outstanding                                  951         1,196
Accrued Taxes and Other Expenses                       2,191         1,910
Accrued Interest Payable                                 188           182
Other Liabilities                                        610           503
Long-Term Debt                                         2,086         1,809
                                                     -------       -------
     Total Liabilities                                56,803        53,959
                                                     -------       -------
Guaranteed Preferred Beneficial Interests
 in the Company's Junior Subordinated
 Deferrable Interest Debentures                        1,300         1,000
                                                     -------       -------
Shareholders' Equity
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 22,820 shares in 1998 and
  23,844 shares in 1997                                    1             1
 Common Stock-par value $7.50 per share,
  authorized 1,600,000,000 shares, issued
  970,767,767 shares in 1998 and
  920,425,238 shares in 1997                           7,281         6,904
 Additional Capital                                      142            12
 Retained Earnings                                     1,317           529
 Accumulated Other Comprehensive Income                  341           285
                                                     -------       -------
                                                       9,082         7,731
 Less: Treasury Stock - 197,648,459 shares in 1998
        and 170,641,008 shares in 1997, at cost        3,593         2,714
       Loan to ESOP - 1,801,003 shares in 1998
        and 2,113,658 in 1997, at cost                    13            15
                                                     -------       -------
     Total Shareholders' Equity                        5,476         5,002
                                                     -------       -------
     Total Liabilities and Shareholders' Equity       63,579       $59,961
                                                     =======       =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                  (Dollars in millions)

                             For the three months      For the three months
                           ended December 31, 1998   ended December 31, 1997
                           -----------------------   -----------------------
                           Average          Average  Average          Average
                           Balance Interest  Rate    Balance Interest  Rate
                           ------- -------- -------  ------- -------- -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 4,484    $  57   5.03%  $ 4,499   $   71   6.22%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     5,108       64   4.94     4,083       57   5.54
Loans
 Domestic Offices           20,226      373   7.32    18,774      365   7.73
 Foreign Offices            19,558      327   6.62    15,857      266   6.66
                           -------    -----          -------    -----
   Total Loans              39,784      700   6.98    34,631      631   7.24
                           -------    -----          -------    -----
Securities
 U.S. Government
  Obligations                2,602       37   5.59     3,030       44   5.74
 U.S. Government Agency
  Obligations                  691       11   6.50       473        8   6.47
 Obligations of States and
  Political Subdivisions       680       13   7.70       672       14   8.41
 Other Securities,
  including Trading
  Securities                 2,578       37   5.76     2,417       23   3.73
                           -------    -----          -------    -----
   Total Securities          6,551       98   5.97     6,592       89   5.32
                           -------    -----          -------    -----
Total Interest-Earning
 Assets                     55,927      919   6.51%   49,805      848   6.76%
                                      -----                     -----
Allowance for Loan Losses     (637)                     (611)
Cash and Due from Banks      2,755                     3,732
Other Assets                 8,563                     7,641
                           -------                   -------
   TOTAL ASSETS            $66,608                   $60,567
                           =======                   =======

LIABILITIES AND
 SHAREHOLDERS' EQUITY
---------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 5,195       56   4.28%  $ 4,748       56   4.65%
 Savings                     7,661       46   2.37     7,674       50   2.57
 Certificates of Deposit
  $100,000 & Over              679        9   5.20       538        8   5.64
 Other Time Deposits         2,366       28   4.70     2,520       31   4.94
 Foreign Offices            17,836      201   4.48    14,759      186   5.00
                           -------    -----          -------    -----
  Total Interest-Bearing
   Deposits                 33,737      340   4.00    30,239      331   4.34
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  3,663       42   4.48     2,864       33   4.51
Other Borrowed Funds         3,782       50   5.26     3,204       43   5.41
Long-Term Debt               2,082       36   6.69     1,827       32   6.93
                           -------    -----          -------    -----
  Total Interest-Bearing
   Liabilities              43,264      468   4.29%   38,134      439   4.57%
                                      -----                     -----
Noninterest-Bearing
 Deposits                   10,273                    10,080
Other Liabilities            6,569                     6,329
Minority Interest-
  Preferred Securities       1,300                     1,000
Preferred Stock                  1                        74
Common Shareholders'
 Equity                      5,201                     4,950
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $66,608                   $60,567
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread             $ 451   2.22%             $ 409   2.19%
                                      =====   ====              =====   ====
 Net Yield on Interest-
  Earning Assets                              3.20%                     3.26%
                                              ====                      ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                  (Dollars in millions)

                            For the twelve months     For the twelve months
                           ended December 31, 1998   ended December 31, 1997
                           -----------------------   -----------------------
                           Average          Average  Average          Average
                           Balance Interest  Rate    Balance Interest  Rate
                           ------- -------- -------  ------- -------- -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 3,437    $ 184   5.35%  $ 3,277   $  188   5.75%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     3,880      203   5.24     2,964      162   5.46
Loans
 Domestic Offices           19,773    1,511   7.64    21,576    1,930   8.94
 Foreign Offices            18,567    1,264   6.81    15,001      984   6.56
                           -------   ------          -------   ------
   Total Loans              38,340    2,775   7.24    36,577    2,914   7.97
                           -------   ------          -------   ------
Securities
 U.S. Government
  Obligations                3,057      175   5.73     2,814      163   5.78
 U.S. Government Agency
  Obligations                  581       38   6.52       411       26   6.44
 Obligations of States and
  Political Subdivisions       672       54   7.98       652       56   8.57
 Other Securities,
  including Trading
  Securities                 2,844      139   4.87     1,845       86   4.65
                           -------   ------          -------   ------
   Total Securities          7,154      406   5.66     5,722      331   5.78
                           -------   ------          -------   ------
Total Interest-Earning
 Assets                     52,811    3,568   6.76%   48,540    3,595   7.40%
                                     ------                    ------
Allowance for Loan Losses     (643)                     (784)
Cash and Due from Banks      3,237                     3,798
Other Assets                 7,736                     7,688
                           -------                   -------
   TOTAL ASSETS            $63,141                   $59,242
                           =======                   =======

LIABILITIES AND
 SHAREHOLDERS' EQUITY
---------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 4,998      232   4.65%  $ 4,326      196   4.54%
 Savings                     7,682      193   2.51     7,921      202   2.55
 Certificates of Deposit
  $100,000 & Over              687       37   5.41       675       37   5.48
 Other Time Deposits         2,299      110   4.80     2,514      124   4.92
 Foreign Offices            16,411      802   4.88    14,902      731   4.91
                           -------   ------          -------   ------
  Total Interest-Bearing
   Deposits                 32,077    1,374   4.28    30,338    1,290   4.25
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  3,147      145   4.60     2,410      121   5.00
Other Borrowed Funds         3,761      204   5.42     3,177      168   5.27
Long-Term Debt               1,972      136   6.90     1,815      126   6.92
                           -------   ------          -------   ------
  Total Interest-Bearing
   Liabilities              40,957    1,859   4.54%   37,740    1,705   4.52%
                                     ------                    ------
Noninterest-Bearing
 Deposits                   10,185                     9,572
Other Liabilities            5,850                     6,050
Minority Interest-
  Preferred Securities       1,233                       830
Preferred Stock                  1                       103
Common Shareholders'
 Equity                      4,915                     4,947
                           -------                   -------
   TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY   $63,141                   $59,242
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $1,709   2.22%            $1,890   2.88%
                                     ======   ====             ======   ====
 Net Yield on Interest-
  Earning Assets                              3.24%                     3.89%
                                              ====                      ====